                                                                    EXHIBIT 10.4


                               EPRISE CORPORATION

                             1997 STOCK OPTION PLAN

                     AS ADOPTED AUGUST 20, 1997, AND AMENDED
                NOVEMBER 1, 1997, AUGUST 13, 1998, MAY 12, 1999,
                     SEPTEMBER 15, 1999 AND DECEMBER 1, 1999

                                TABLE OF CONTENTS

1. Purpose; Restrictions..................................................     1

2. Effective Date.........................................................     1

3. Stock Covered by the Plan..............................................     1

4. Administration.........................................................     2

5. Eligible Recipients....................................................     2

6. Duration of the Plan...................................................     3

7. Terms and Conditions of Options........................................     3

8. Restrictions on Incentive Options......................................     6

9. Suspension of Rights Prior to a Dissolution, Reorganization, Etc.......     6

10. Adjustment in Shares..................................................     6

11. Investment Representations; Transfer Restrictions.....................     6

12. Change in Control.....................................................     7

13. Company's Right of First Refusal......................................     9

14. No Exercise of Option if Employment Terminated for Misconduct.........    10

15. Company's Right of Repurchase.........................................    11

16. Lock-up Agreement.....................................................    12

17. Definitions...........................................................    13

18. Termination or Amendment of Plan......................................    13

                                         As adopted 8/20/97 and amended 11/1/97,
                                         08/13/98, 05/12/99, 9/15/99 and 12/1/99



                               EPRISE CORPORATION

                             1997 STOCK OPTION PLAN


        1. PURPOSE; RESTRICTIONS. The purpose of this Eprise Corporation 1997 Stock Option Plan (the "Plan") is to advance the interests of Eprise Corporation, a Delaware corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of Section 422 of the Code (as hereinafter defined), and (ii) non-statutory stock options ("Nonqualified Options"), which are not intended to meet the requirements of
Section 422 of the Code and which are intended to be taxed upon exercise under
Section 83 of the Code. (Both Incentive Options and Nonqualified Options shall be collectively referred to as "Options".)

           Notwithstanding the foregoing, no Incentive Options shall be granted under this Plan unless this Plan shall have been approved by the stockholders of the Company within twelve (12) months before or after the Effective Date (as hereinafter defined).

        2. EFFECTIVE DATE. This Plan was adopted on August 20, 1997, which is also the Effective Date of the Plan.

        3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 9 and 10 below, the initial maximum number of shares that may be made subject to Options under this Plan through the end of the Company's fiscal year ending December 31, 1999 ("Shares") shall not exceed in the aggregate Seven Million One Hundred Thirty-Four Thousand Six Hundred Fourteen (7,134,614) shares of the common stock, $.001 par value, of the Company ("Common Stock"), subject to the proviso in the following sentence. Any Shares subject to an Option which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Option under the Plan; provided, that Shares subject to an option under the Company's 1994 Stock Option Plan (the "1994 Plan") which would have become available for subsequent option grants under the 1994 Plan upon expiration, termination, forfeiture or repurchase in the manner described in the first part of this sentence, shall instead become available for grants under this Plan (thereby increasing the initial maximum number of Shares that may be made subject to Options hereunder through the end of the Company's fiscal year ending December 31, 1999 to a number greater than 7,134,614). In addition, on January 1 of each of 2000, 2001 and 2002, the number of Shares that may be made subject to Options under this Plan shall be increased automatically by an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock that are issued and outstanding (including shares convertible into Common Stock, on an as-converted basis) or held in treasury as of the close of business on December 31 of the preceding year or
(ii) 3,500,000 shares (subjected to adjustment as provided in Sections 9 and 10 below). The Shares purchased pursuant to the exercise of Options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

        4. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee") as follows:

        (a) So long as the Company is not subject to the Exchange Act (as hereinafter defined), the Committee shall consist of one or more persons appointed by, and serving at the pleasure of, the Board of Directors.

        (b) If the Company becomes subject to the Exchange Act, the Committee thereafter shall consist of not less than three (3) members of the Board, who shall be appointed by and shall serve at the pleasure of the Board; provided that each of such members of the Committee shall be a person who in the opinion of counsel to the Company is (i) a "non-employee director" as such term is used in Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" as such term is used in regulation Section 1.162.27(e)(3) under Section 162(m) of the Code.

        (c) The Committee shall have the authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options and related agreements, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith.

        5. ELIGIBLE RECIPIENTS. Subject to the restrictions of Section 1 above, Options may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board, as are selected by the Committee (a "Participant"); provided, that only Employees (as defined below) of the Company Group shall be eligible for grants of Incentive Options.

        6. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the Effective Date hereof, unless terminated earlier pursuant to Section 13 below, and no Options may be granted thereafter.

        7. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall be evidenced by grant forms in such form and containing such terms and conditions as the


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
Committee shall determine; provided, however, that such grant forms shall evidence among their terms and conditions the following:

           (a) PRICE. The purchase price per Share payable upon the exercise of each Option granted hereunder shall be determined by the Committee at the time the Option is granted. Subject to Section 7(j)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the fair market value per Share of the Common Stock on the day the Incentive Option is granted. Fair market value shall be determined in accordance with procedures to be established in good faith by the Committee. The purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be determined by the Board at the time of the grant. No Share shall be issued for less than its par value, if any.

           (b) NUMBER OF SHARES. Each grant form shall specify the number of Shares to which it pertains.

           (c) EXERCISE OF OPTIONS. Each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which Section 7(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's President, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Committee, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with Section 7(d)(ii) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Committee referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

           (d) PAYMENT. Payment shall be made in full (i) at the time the Option is exercised or (ii) promptly after the Participant forwards the irrevocable instructions referred to in Section 7(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 7(c)(ii) above. Payment shall be made either (I) in cash, (II) by check, (III) if permitted by the Committee (with respect to an Incentive Option, such permission to have been granted at the time the Incentive Option is granted), by delivery and assignment to the Company of shares of Company stock having a fair market value (as determined by the Committee) equal to the exercise price, (IV) if permitted by the Committee, as stated in the grant form evidencing the Option, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option is exercised, or (V) by a combination of one or more of the foregoing methods. If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

           (e) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver Shares upon exercise of an Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Committee in its sole discretion approves in any specific or general case, having the Company withhold Shares or delivering to the Company already owned shares of Common Stock having a value equal to the amount required to be withheld, as determined by the Committee.

           (f) NON-TRANSFERABILITY. No Option shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant.

           (g) TERMINATION OF OPTIONS. Except to the extent the Committee provides specifically in a grant form or Option agreement for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service (as hereinafter defined), in accordance with the following provisions:

               (i) if the Participant ceases to render Service for any reason other than death or Disability (as hereinafter defined), the Participant may, at any time within a period of three (3) months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

               (ii) if the Participant ceases to render Service because of Disability, the Participant may, at any time within a period of one
           (1) year after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

               (iii) if the Participant ceases to render Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one (1) year after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

           (h) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate in the Participant's name for such Shares.

           (i) REPURCHASE OF SHARES BY THE COMPANY. Any Shares acquired upon exercise of an Option may in the discretion of the Committee be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the option grant form or agreement pursuant to which the Shares were acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option grant form or agreement pursuant to which the Shares were acquired.

           (j) 10% STOCKHOLDER. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

               (i) The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

               (ii) The Option shall not have a term in excess of five (5) years from the date of grant.

           (k) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Option hereunder, the Company's then standard form of agreement, if any, relating to nondisclosure of confidential information, assignment of inventions and related matters.

           (l) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Options may be granted under the Plan to any individual during each successive twelve-month period commencing on the Effective Date of the Plan shall not exceed the total number of Shares reserved for the Plan pursuant to
Section 3 above.

           (m) RIGHT TO TERMINATE. Nothing contained in the Plan or in any Option granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason, with or without notice.

        8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this Section 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

        9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC. Prior to any dissolution, liquidation, merger, consolidation or reorganization of the Company as to which the Company will not be the surviving corporation, or the sale or exchange of substantially all of the Common Stock or the sale of substantially all of the assets of the Company (the "Event"), the Board or the Committee may decide to terminate each outstanding Option. If the Board or the Committee so decides, each Option shall terminate as of the effective date of the Event, but the Board or the Committee shall suspend the exercise of all outstanding Options a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him as of the date of purchase. For purposes of this section, the Shares available to any person as of the date of purchase shall include all Shares issuable under any Accelerated Options of such person, as defined in Section 12 hereof. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect, subject to their terms.

        10. ADJUSTMENT IN SHARES. Appropriate adjustment shall be made by the Committee in the maximum number of Shares subject to the Plan and in the number, kind, and exercise price of Shares covered by outstanding Options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

        11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.


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
         12. CHANGE IN CONTROL

         Notwithstanding anything to the contrary in the Plan or in any Option grant (but subject to the provisions of this Section 12), upon the occurrence of a Change in Control (as defined below) of the Company, the right to purchase shares under each option granted under the Plan that is then vested or that will become vested on the next scheduled vesting date, as set forth in the applicable Option grant, shall vest and become exercisable immediately on the date of occurrence of a Change in Control (any such options, the "Accelerated Options"). Notwithstanding the foregoing, the Board of Directors may, by vote of a majority of the entire Board (such majority to include the two directors appointed by the Investors, as such term is defined in the Stock Purchase Agreement dated December 18, 1997 by and among the Company, Prism Venture Partners I, L.P., Tredegar Investments, Inc., The Still River Fund and Gustin Partners, L.P., for so long as such agreement remains in effect), provide for acceleration rights upon a Change in Control in addition to those provided in this Section 12. For the purpose of this Plan a "Change in Control" shall mean:

         (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35 percent or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company or by any corporation controlled by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii) and (iii) of paragraph (c) of this Section 12 are satisfied; or

         (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board over any period of 24 consecutive months or less; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the


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
then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Common Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company; any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger; and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

         (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing (i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company; any employee benefit plan (or related trust) of the Company or such corporation or other business entity; and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

         A Change in Control shall not occur upon the mere reincorporation of the Company in another state.

         13. COMPANY'S RIGHT OF FIRST REFUSAL.

             (a) EXERCISE OF RIGHT. If the Employee desires to sell all or any part of the shares acquired under an Option (including any securities received in respect thereof pursuant to any stock dividend, stock split, reclassification, reorganization, recapitalization and the like), and an offeror (the "Offeror") has made an offer therefor, which offer the Employee desires to accept, the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth his or her desire to sell such shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase any or all of such Option Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Option Shares at the price and terms indicated in the Bona Fide Offer within 60 days from the date of receipt by the Company of the Option Notice.

             (b) SALE OF OPTION SHARES TO OFFEROR. The Employee may sell, pursuant to the terms of the Bona Fide Offer, any or all of such Option Shares not purchased or agreed to be purchased by the Company for 60 days after the expiration of the 30-day period during which the Company may give the aforesaid counter-notice; provided, however, that the Employee shall not sell such Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 30 days of its receipt of the Option Notice, stating that the Employee shall not sell his Option Shares to the Offeror; and provided, further, that prior to the sale of such Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this
Section 13. If any or all of such Option Shares are not sold pursuant


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
to a Bona Fide Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 13.

             (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of shares, or the like, the restrictions contained in this Section 13 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

             (d) FAILURE TO DELIVER OPTION SHARES. In the event the Employee fails or refuses to deliver on a timely basis duly endorsed certificates representing Option Shares to be sold to the Company pursuant to this Section 13 the Company shall have the right to deposit the purchase price for the Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Employee, whereupon such Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Employee. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Employee shall thereafter look only to the Company for payment. The Company may place a legend on any stock certificate delivered to the Employee reflecting the restrictions on transfer provided in this Section 13.

             (e) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL. The refusal rights of the Company forth above shall remain in effect until the earlier of
(i) the date which is ten years from the date of grant of this option or (ii) such time, if ever, as a distribution to the public is made of shares of the Company's Common Stock for an aggregate public offering price of at least $5,000,000 or more pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time the refusal rights of the Company set forth herein will automatically expire.

         14. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT. If the employment of the Employee is terminated for "Misconduct", an Option shall terminate on the date of such termination of employment with respect to any shares which have become exercisable during the period commencing on the date which is six months prior to the date upon which such Misconduct is determined by the Board of Directors to have commenced or occurred and shall thereupon not be exercisable to the extent of such termination. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following:
(i) the substantial and continuing failure of the Employee to render services to the Company in accordance with his assigned duties; (ii) a determination by two-thirds of the members of the Board of Directors that the Employee has inadequately performed the duties of his employment; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential


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
information of the Company; or (vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to withdraw from or not enter into a contract with the Company. In making such determination, the Board of Directors shall act fairly and in utmost good faith and shall give the Employee an opportunity to appear and to be heard at a hearing before the Board of Directors or any Committee and present evidence on his or her behalf. For the purposes of this Section 14, termination of employment shall be deemed to occur when the Employee receives notice that his or her employment is terminated.

         15. COMPANY'S RIGHT OF REPURCHASE.

             (a) RIGHTS OF REPURCHASE. If any of the events specified in Section 15(b) below occur, then:

                 (i) with respect to shares acquired upon exercise of an Option prior to the occurrence of such event, within 60 days after the Company receives actual knowledge of the event, and

                 (ii) with respect to shares acquired upon exercise of an Option after the occurrence of such event, within 60 days following the later of the date of such exercise or the date the Company receives actual knowledge of such event,

(in either case, the "Repurchase Period"), the Company shall have the right, but not the obligation, to repurchase all, but not a portion of, the shares from the Employee, or his or her legal representatives, as the case may be (the "Repurchase Right"). The Repurchase Right shall be exercised by the Company by giving the Employee, or his or her legal representative, written notice of its intention to exercise the Repurchase Right on or before the last day of the Repurchase Period, and, together with such notice, tendering to the Employee, or his or her legal representative, an amount equal to the higher of the Option price or the fair market value of the shares. The Company may, in exercising the Repurchase Right, designate one or more nominees to purchase the shares either within or without the Company. Upon timely exercise of the Repurchase Right in the manner provided in this Section 15(a), Employee, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

         If shares are not purchased under the Repurchase Right, the Employee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of this Plan.

             (b) COMPANY'S RIGHT TO EXERCISE REPURCHASE RIGHT. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

                 (i) The termination of the Employee's employment with the Company or any other member of the Company Group, voluntarily or involuntarily, for any


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
reason whatsoever, including death or permanent disability, prior to the time the Option shall be fully vested as provided in the applicable Option grant;

                 (ii) The receivership or bankruptcy of the Employee, any other creditor's proceeding affecting the Employee's ownership of any shares acquired upon exercise of this option or the taking of any of Employee's shares acquired upon exercise of this option by legal process, such as a levy of execution;

                 (iii) Distribution of shares held by the Employee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company; or

                 (iv) The termination of the Employee's employment by the Company for Misconduct (as defined in Section 14 hereof).

             (c) DETERMINATION OF FAIR MARKET VALUE. The fair market value of the shares subject to the Repurchase Right shall be, for purposes of this
Section 15, an amount per share determined on the basis of the price at which shares of the Common Stock could reasonably be expected to be sold in an arms-length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the Company. Fair market value shall be determined by the Board of Directors, giving due consideration to recent grants of incentive stock options for shares of Common Stock, recent transactions involving shares of the Common Stock, if any, earnings of the Company to the date of such determination, projected earnings of the Company, the effect of the transfer restrictions to which the shares are subject under law and this Agreement, the absence of a public market for the Common Stock and such other matters as the Board of Directors deems pertinent. The determination by the Board of Directors of the fair market value shall be conclusive and binding. The fair market value of the shares shall be determined as of the day on which the event occurs.

         16. LOCK-UP AGREEMENT. The Employee agrees that the Employee will not, for such period following the effective date of the Company's initial distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission as the managing underwriter of such offering shall reasonably request, but in any event not to exceed 120 days, directly or indirectly, sell, offer to sell or otherwise dispose of the Company's securities other than any securities which are included in such initial public offering.


         17. DEFINITIONS.

             (a) "BOARD" means the Board of Directors of the Company.

             (b) "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.


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
             (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.

             (d) "SERVICE" means the performance of work for one or more members of the Company Group as an employee, director, consultant or other individual contributor.

             (e) "SUBSIDIARY" has the meaning set forth in Section 424(f) of the
                 Code.

         18. TERMINATION OR AMENDMENT OF PLAN. The Board may by written action at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

             (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option or related agreement without the consent of the Participant holding such Option or related agreement; and

             (b) that if the Plan itself shall have been approved by the stockholders of the Company, no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Section
3), (ii) materially increases the benefits accruing to Participants, or (iii) materially modifies the requirements as to eligibility for participation in the Plan may be made without obtaining, or being conditioned upon, stockholder approval.

        With the consent of the Participant affected, the Committee may amend outstanding Options or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.


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